KAR Small-Mid Cap Core Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—97.1%
Consumer Discretionary—10.1%
Bright Horizons Family Solutions, Inc.(1)	96,619	$16,714
Pool Corp.	81,820	30,478
Thor Industries, Inc.	266,791	24,809
		72,001

Financials—10.2%
Berkley (W.R.) Corp.	352,594	23,420
Interactive Brokers Group, Inc. Class A	213,940	13,033
MSCI, Inc.	81,209	36,262
		72,715

Health Care—13.5%
Charles River Laboratories International, Inc.(1)	119,923	29,964
Chemed Corp.	37,849	20,159
Cooper Cos., Inc. (The)	75,417	27,400
Elanco Animal Health, Inc.(1)	599,061	18,373
		95,896

Industrials—27.2%
Allegion plc	179,631	20,906
Copart, Inc.(1)	202,810	25,808
Equifax, Inc.	116,626	22,490
Exponent, Inc.	150,098	13,513
Fair Isaac Corp.(1)	30,423	15,547
Lennox International, Inc.	75,888	20,791
Nordson Corp.	127,246	25,570
Rollins, Inc.	416,590	16,276
SiteOne Landscape Supply, Inc.(1)	208,681	33,103
		194,004

Information Technology—29.5%
ANSYS, Inc.(1)	48,064	17,486
Aspen Technology, Inc.(1)	144,296	18,794
Bentley Systems, Inc. Class B	516,321	20,916
CDW Corp.	173,204	22,827
	Shares	Value

Information Technology—continued
DocuSign, Inc.(1)	125,068	$27,803
FLIR Systems, Inc.	344,026	15,079
Jack Henry & Associates, Inc.	94,926	15,377
Teradyne, Inc.	312,432	37,457
Zebra Technologies Corp. Class A(1)	88,528	34,024
		209,763

Materials—6.6%
Scotts Miracle-Gro Co. (The)	236,133	47,023
Total Common Stocks (Identified Cost $547,852)		691,402

Total Long-Term Investments—97.1% (Identified Cost $547,852)		691,402

Short-Term Investment—5.4%
Money Market Mutual Fund—5.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	38,816,796	38,817
Total Short-Term Investment (Identified Cost $38,817)		38,817

TOTAL INVESTMENTS—102.5% (Identified Cost $586,669)		$730,219
Other assets and liabilities, net—(2.5)%		(17,998)
NET ASSETS—100.0%		$712,221

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$691,402	$691,402
Money Market Mutual Fund	38,817	38,817
Total Investments	$730,219	$730,219
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Schedule of Investments

KAR SMALL-MID CAP CORE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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